SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            _____________________

                                  FORM 8-K
                            _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NO.: 33-14987-A



                      Date of Report: August 28, 2006


                               CRSI GROUP, INC.
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            (Exact name of registrant as specified in its charter)


         Florida                                           65-0023471
   ------------------------------------------------------------------------
   (State of other jurisdiction of                     (IRS Employer
    incorporation or organization)                      Identification No.)


            562 Kingwood Drive, Kingwood Texas              77339
         ------------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


                               (281) 312-4717
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             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

     On August 10, 2006 CRSI Group acquired all of the beneficial interest in the registered capital stock of Caspian International Oil Corporation (CIOC) B.V., a corporation organized under the laws of The Kingdom of the Netherlands ("CIOC"). CIOC is a holding company that owns 95% of the equity in each of three limited liability partnerships organized under the laws of the Republic of Kazakhstan: SIF Dank, LLP ("Dank"), CGE, LLP ("CGE") and Kor-Tazh, LLP (Kor-Tazh").

     In compliance with Regulation FD, CRSI Group, Inc. reports that the pro forma consolidated financial results of Dank, CGE and Kor-Tazh for the first six months of 2006 were as follows:


                     Revenue         $13.4 million
                     Net Income      $ 1.6 million
                     EBITDA          $ 4.5 million

     The financial results stated above have not been audited nor have they been reviewed by CRSI Group's registered independent accountant. In the case of EBITDA, the results have not been prepared in conformity with generally accepted accounting principles.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 28, 2006                       CRSI GROUP, INC.

                                      By: /s/ Nurlan Janseitov
                                      --------------------------
                                      Nurlan Janseitov, Chairman